SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   May 30, 1997
                                                       -----------------


                        INTEGRATED HEALTH SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                         1-12306                23-2428312
----------------------------         ----------------        -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



  10065 Red Run Boulevard, Owings Mills, Maryland                      21117
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:       (410) 998-8400
                                                   ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS

         On May 30, 1997, Integrated Health Services, Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

         99.      Press Release dated May 30, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTEGRATED HEALTH SERVICES, INC.



Date: June 2, 1997                          By: /s/ Marc B. Levin
                                               --------------------------------
                                                Name: Marc B. Levin
                                                Title: Executive Vice President